UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2023

*This Form N-CSR pertains to the following series of the Registrant: MFS Inflation-Adjusted Bond Fund. The remaining series of the Registrant have fiscal year ends of April 30.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2023
MFS®  Inflation-Adjusted
Bond Fund
IAB-ANN

MFS® Inflation-Adjusted
Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	119.0%
Commercial Mortgage-Backed Securities	1.3%
Municipal Bonds	1.2%
Mortgage-Backed Securities	0.7%
Investment Grade Corporates	0.6%
Collateralized Loan Obligations	0.2%
Asset-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	1.6%
AA	0.8%
A	0.7%
BBB	0.3%
U.S. Government	94.1%
Federal Agencies	0.7%
Not rated	24.9%
Cash & Cash Equivalents	1.8%
Other (q)	(24.9)%
Portfolio facts
Average Duration (d)	7.5
Average Effective Maturity (m)	7.6 yrs.

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2023, Class A shares of the MFS Inflation-Adjusted Bond Fund (fund) provided a total return of -2.75%, at net asset value. This compares with a return of -0.72% for the fund’s benchmark, the Bloomberg U.S. Treasury Inflation Protected Securities Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Bloomberg U.S. Treasury Inflation Protected Securities Index, the fund’s longer duration(d) stance detracted from performance as interest rates rose over the reporting period.
An underweight allocation to bonds with 25-30 year maturities and an overweight allocation to bonds with 5-7 year maturities also held back the fund’s relative performance.

Management Review - continued
Contributors to Performance
The fund’s asset allocation decisions, as they relate to its holdings of inflation-linked securities, capture the impact from changes in breakeven rates across various maturities. The breakeven rate is the difference between the yield on a conventional Treasury bond and the real yield (i.e., inflation adjusted interest rates) on an inflation-linked bond of similar maturity and credit quality. Over the reporting period, the fund’s inflation-linked asset allocation decisions supported relative performance, specifically, its underweight allocation to bonds with 0-3 year and 3-5 year maturities. The fund’s overweight exposure to bonds with 15-20 year maturities also helped relative returns.
Bond selection within Government Inflation Linked Bonds was another factor that strengthened the fund’s relative returns.
Additionally, the fund’s asset allocation decisions, in terms of non-inflation linked asset classes, further aided relative performance, notably the fund’s exposure to commercial mortgage-backed securities (CMBS) and U.S. Taxable Municipals sectors, both of which the benchmark has no exposure.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Erik Weisman
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/30/2003	(2.75)%	1.31%	0.74%
B	9/01/2004	(3.51)%	0.54%	(0.01)%
C	9/01/2004	(3.60)%	0.46%	(0.11)%
I	9/30/2003	(2.75)%	1.42%	0.87%
R1	4/01/2005	(3.56)%	0.44%	(0.11)%
R2	9/01/2004	(3.05)%	0.96%	0.39%
R3	4/01/2005	(2.87)%	1.19%	0.63%
R4	4/01/2005	(2.59)%	1.45%	0.88%
R6	3/01/2013	(2.50)%	1.54%	0.98%
Comparative benchmark(s)
Bloomberg U.S. Treasury Inflation Protected Securities Index (f)	(0.72)%	2.27%	1.61%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(6.88)%	0.44%	0.30%
B With CDSC (Declining over six years from 4% to 0%) (v)	(7.21)%	0.20%	(0.01)%
C With CDSC (1% for 12 months) (v)	(4.52)%	0.46%	(0.11)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Treasury Inflation Protected Securities Index(a) – measures the performance of inflation-protected securities issued by the U.S. Treasury.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2023 through October 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Expenses Paid During Period (p) 5/01/23-10/31/23
A	Actual	0.65%	$1,000.00	$933.87	$3.17
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
B	Actual	1.40%	$1,000.00	$929.43	$6.81
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
C	Actual	1.50%	$1,000.00	$929.83	$7.30
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
I	Actual	0.49%	$1,000.00	$932.23	$2.39
	Hypothetical (h)	0.49%	$1,000.00	$1,022.74	$2.50
R1	Actual	1.50%	$1,000.00	$929.97	$7.30
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R2	Actual	0.99%	$1,000.00	$932.44	$4.82
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R3	Actual	0.75%	$1,000.00	$932.40	$3.65
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R4	Actual	0.49%	$1,000.00	$934.65	$2.39
	Hypothetical (h)	0.49%	$1,000.00	$1,022.74	$2.50
R6	Actual	0.41%	$1,000.00	$935.32	$2.00
	Hypothetical (h)	0.41%	$1,000.00	$1,023.14	$2.09
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.9%
Asset-Backed & Securitized – 1.6%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.02%, 11/15/2054 (i)	$14,655,981	$716,736
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.971% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	2,462,500	2,398,652
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.287%, 7/15/2054 (i)	13,234,710	814,725
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.612%, 2/15/2054 (i)	8,033,374	648,769
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.267%, 2/15/2054 (i)	25,381,072	1,529,187
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.147%, 3/15/2054 (i)	15,453,407	843,037
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.262%, 7/15/2054 (i)	20,929,840	1,348,430
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.275%, 8/15/2054 (i)	25,305,504	1,648,722
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 6.928% ((SOFR - 1mo. + 0.11448%) + 1.48%), 10/15/2036 (n)	3,056,500	2,922,430
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.317%, 2/15/2054 (i)	19,417,522	1,302,141
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	1,416,000	1,414,176
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.291%, 5/15/2054 (i)	10,241,164	623,105
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.211%, 6/15/2054 (i)	12,787,597	705,535
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.094%, 10/15/2054 (i)	27,500,072	1,447,389
PFP III 2021-8 Ltd., “AS”, FLR, 6.699% ((SOFR - 1mo. + 0.11448%) + 1.25%), 8/09/2037 (n)	3,622,500	3,491,623
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.527%, 8/15/2054 (i)	9,399,983	704,113
		$22,558,770
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$1,438,000	$1,201,566
Industrial Revenue - Other – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$402,000	$375,888
Medical & Health Technology & Services – 0.2%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$2,421,000	$2,319,543
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	747,000	713,411
		$3,032,954

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 0.6%
Freddie Mac, 1.799%, 4/25/2030 (i)	$3,519,182	$332,633
Freddie Mac, 1.665%, 5/25/2030 (i)	6,326,494	556,254
Freddie Mac, 1.169%, 9/25/2030 (i)	3,529,812	228,394
Freddie Mac, 0.327%, 1/25/2031 (i)	29,773,829	521,932
Freddie Mac, 0.78%, 1/25/2031 (i)	11,388,256	516,534
Freddie Mac, 0.935%, 1/25/2031 (i)	8,529,316	459,328
Freddie Mac, 0.515%, 3/25/2031 (i)	36,359,432	1,047,432
Freddie Mac, 1.216%, 5/25/2031 (i)	4,421,663	318,609
Freddie Mac, 0.938%, 7/25/2031 (i)	7,521,262	431,389
Freddie Mac, 0.536%, 9/25/2031 (i)	32,486,236	1,118,176
Freddie Mac, 0.855%, 9/25/2031 (i)	9,783,880	510,085
Freddie Mac, 0.349%, 11/25/2031 (i)	49,721,062	1,140,089
Freddie Mac, 0.498%, 12/25/2031 (i)	50,485,813	1,597,114
Freddie Mac, 0.568%, 12/25/2031 (i)	8,215,224	290,830
		$9,068,799
Municipals – 1.2%
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	$523,000	$503,326
Colorado Health Facilities Authority Rev., Taxable (Covenant Living Communities and Services), “B”, 2.8%, 12/01/2026	825,000	763,669
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	2,400,000	2,116,031
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037	7,720,000	6,534,238
Michigan Finance Authority Student Loan Asset-Backed Rev., Taxable, “A-1A”, 1.3%, 7/25/2061	2,057,385	1,771,280
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	312,762	291,469
New Jersey Turnpike Authority, Turnpike Rev., Taxable, “B”, 1.047%, 1/01/2026	745,000	681,417
Philadelphia, PA, School District, Taxable, “A”, AGM, 5.995%, 9/01/2030	1,925,000	1,959,527
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	1,020,000	994,557
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	835,000	783,323
		$16,398,837
U.S. Treasury Inflation Protected Securities – 93.9%
U.S. Treasury Bonds, 3.625%, 4/15/2028	$61,615,946	$64,300,412
U.S. Treasury Bonds, 1.125%, 1/15/2033	50,247,600	44,512,308
U.S. Treasury Bonds, 0.75%, 2/15/2042	113,800,226	82,191,028

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 0.625%, 2/15/2043	$33,541,493	$23,192,108
U.S. Treasury Bonds, 0.75%, 2/15/2045	55,361,501	38,146,993
U.S. Treasury Bonds, 1%, 2/15/2048	19,478,807	13,720,765
U.S. Treasury Bonds, 0.125%, 2/15/2051	14,157,018	7,408,102
U.S. Treasury Bonds, 0.125%, 2/15/2052	46,322,640	23,946,633
U.S. Treasury Notes, 0.25%, 1/15/2025 (f)	13,885,644	13,368,730
U.S. Treasury Notes, 0.625%, 1/15/2026	132,797,104	126,323,245
U.S. Treasury Notes, 0.375%, 1/15/2027	92,654,816	86,090,258
U.S. Treasury Notes, 0.375%, 7/15/2027	88,783,424	82,106,459
U.S. Treasury Notes, 0.5%, 1/15/2028	69,791,574	64,045,356
U.S. Treasury Notes, 0.875%, 1/15/2029	251,081,034	231,175,997
U.S. Treasury Notes, 0.125%, 7/15/2030	170,783,629	146,301,862
U.S. Treasury Notes, 0.125%, 1/15/2031	127,805,394	107,803,350
U.S. Treasury Notes, 0.125%, 1/15/2032	218,658,756	180,239,731
		$1,334,873,337
Utilities - Electric Power – 0.3%
Pacific Gas & Electric Co., 3.25%, 2/16/2024	$4,253,000	$4,215,791
Total Bonds (Identified Cost, $1,581,680,020)		$1,391,725,942
Investment Companies (h) – 1.7%
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $23,838,012)	23,836,816	$23,839,200

Other Assets, Less Liabilities – 0.4%		5,287,551
Net Assets – 100.0%		$1,420,852,693

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $23,839,200 and $1,391,725,942, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,226,881, representing 0.7% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 10/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond 30 yr	Short	USD	254	$28,590,875	December – 2023	$3,814,719
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	731	$77,611,641	December – 2023	$(2,376,435)
U.S. Treasury Note 2 yr	Long	USD	1,149	232,582,735	December – 2023	(419,662)
U.S. Treasury Note 5 yr	Long	USD	695	72,611,211	December – 2023	(690,269)
						$(3,486,366)
At October 31, 2023, the fund had liquid securities with an aggregate value of $2,520,980 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,581,680,020)	$1,391,725,942
Investments in affiliated issuers, at value (identified cost, $23,838,012)	23,839,200
Receivables for
Investments sold	43,513,937
Fund shares sold	49,421
Interest	2,689,495
Total assets	$1,461,817,995
Liabilities
Payables for
Net daily variation margin on open futures contracts	$278,124
Investments purchased	39,005,107
Fund shares reacquired	1,496,417
Payable to affiliates
Investment adviser	29,087
Administrative services fee	1,175
Shareholder servicing costs	38,056
Distribution and service fees	869
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	116,455
Total liabilities	$40,965,302
Net assets	$1,420,852,693
Net assets consist of
Paid-in capital	$1,749,602,532
Total distributable earnings (loss)	(328,749,839)
Net assets	$1,420,852,693
Shares of beneficial interest outstanding	163,246,795

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$75,213,175	8,678,208	$8.67
Class B	270,623	31,459	8.60
Class C	3,286,893	382,681	8.59
Class I	7,428,299	856,387	8.67
Class R1	624,049	72,909	8.56
Class R2	251,180	29,048	8.65
Class R3	850,271	98,150	8.66
Class R4	82,676	9,535	8.67
Class R6	1,332,845,527	153,088,418	8.71

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.05 [100 / 95.75 x $8.67]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$66,591,649
Dividends from affiliated issuers	589,442
Other	434
Total investment income	$67,181,525
Expenses
Management fee	$6,820,724
Distribution and service fees	310,018
Shareholder servicing costs	147,283
Administrative services fee	230,997
Independent Trustees' compensation	26,852
Custodian fee	85,535
Shareholder communications	15,835
Audit and tax fees	53,889
Legal fees	7,372
Miscellaneous	213,530
Total expenses	$7,912,035
Reduction of expenses by investment adviser and distributor	(1,294,744)
Net expenses	$6,617,291
Net investment income (loss)	$60,564,234
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(71,474,646)
Affiliated issuers	(11,797)
Futures contracts	(14,860,050)
Net realized gain (loss)	$(86,346,493)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(12,569,958)
Affiliated issuers	1,193
Futures contracts	328,353
Net unrealized gain (loss)	$(12,240,412)
Net realized and unrealized gain (loss)	$(98,586,905)
Change in net assets from operations	$(38,022,671)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$60,564,234	$102,859,374
Net realized gain (loss)	(86,346,493)	(18,118,725)
Net unrealized gain (loss)	(12,240,412)	(292,023,302)
Change in net assets from operations	$(38,022,671)	$(207,282,653)
Total distributions to shareholders	$(76,500,340)	$(130,432,770)
Change in net assets from fund share transactions	$30,358,525	$81,592,675
Total change in net assets	$(84,164,486)	$(256,122,748)
Net assets
At beginning of period	1,505,017,179	1,761,139,927
At end of period	$1,420,852,693	$1,505,017,179
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.36	$11.46	$11.20	$10.46	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.63	$0.40	$0.12	$0.17
Net realized and unrealized gain (loss)	(0.58)	(1.92)	0.21	0.75	0.69
Total from investment operations	$(0.24)	$(1.29)	$0.61	$0.87	$0.86
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.81)	$(0.35)	$(0.13)	$(0.23)
Net asset value, end of period (x)	$8.67	$9.36	$11.46	$11.20	$10.46
Total return (%) (r)(s)(t)(x)	(2.75)	(11.79)	5.48	8.42	8.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.81	0.87	0.93	0.95
Expenses after expense reductions	0.64	0.64	0.66	0.76	0.80
Net investment income (loss)	3.70	6.02	3.55	1.11	1.69
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$75,213	$117,619	$114,091	$65,862	$46,796
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.29	$11.37	$11.13	$10.42	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.54	$0.28	$0.02	$0.09
Net realized and unrealized gain (loss)	(0.57)	(1.90)	0.23	0.77	0.69
Total from investment operations	$(0.31)	$(1.36)	$0.51	$0.79	$0.78
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.72)	$(0.27)	$(0.08)	$(0.15)
Net asset value, end of period (x)	$8.60	$9.29	$11.37	$11.13	$10.42
Total return (%) (r)(s)(t)(x)	(3.51)	(12.47)	4.62	7.65	8.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.57	1.56	1.62	1.69	1.70
Expenses after expense reductions	1.39	1.38	1.41	1.53	1.55
Net investment income (loss)	2.82	5.12	2.51	0.21	0.91
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$271	$568	$1,085	$1,454	$3,404

Class C	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.28	$11.37	$11.13	$10.42	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.54	$0.28	$0.02	$0.08
Net realized and unrealized gain (loss)	(0.58)	(1.91)	0.22	0.77	0.69
Total from investment operations	$(0.32)	$(1.37)	$0.50	$0.79	$0.77
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.72)	$(0.26)	$(0.08)	$(0.14)
Net asset value, end of period (x)	$8.59	$9.28	$11.37	$11.13	$10.42
Total return (%) (r)(s)(t)(x)	(3.60)	(12.54)	4.52	7.58	7.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.57	1.56	1.62	1.68	1.70
Expenses after expense reductions	1.49	1.49	1.51	1.62	1.65
Net investment income (loss)	2.80	5.19	2.50	0.17	0.76
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$3,287	$5,412	$6,115	$4,771	$5,374
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.37	$11.48	$11.22	$10.47	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.68	$0.46	$0.15	$0.17
Net realized and unrealized gain (loss)	(0.59)	(1.97)	0.16(g)	0.74	0.70
Total from investment operations	$(0.24)	$(1.29)	$0.62	$0.89	$0.87
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.82)	$(0.36)	$(0.14)	$(0.24)
Net asset value, end of period (x)	$8.67	$9.37	$11.48	$11.22	$10.47
Total return (%) (r)(s)(t)(x)	(2.75)	(11.73)	5.60	8.61	8.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.57	0.56	0.62	0.68	0.70
Expenses after expense reductions	0.49	0.49	0.51	0.61	0.65
Net investment income (loss)	3.80	6.48	4.03	1.34	1.72
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$7,428	$22,796	$13,708	$5,633	$4,503

Class R1	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.25	$11.34	$11.10	$10.41	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.53	$0.29	$0.02	$0.09
Net realized and unrealized gain (loss)	(0.58)	(1.90)	0.21	0.75	0.68
Total from investment operations	$(0.31)	$(1.37)	$0.50	$0.77	$0.77
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.72)	$(0.26)	$(0.08)	$(0.14)
Net asset value, end of period (x)	$8.56	$9.25	$11.34	$11.10	$10.41
Total return (%) (r)(s)(t)(x)	(3.56)	(12.55)	4.55	7.40	7.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.57	1.56	1.62	1.68	1.70
Expenses after expense reductions	1.49	1.49	1.51	1.61	1.65
Net investment income (loss)	2.91	5.08	2.56	0.20	0.86
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$624	$874	$837	$454	$332
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.33	$11.43	$11.18	$10.45	$9.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.57	$0.35	$0.08	$0.14
Net realized and unrealized gain (loss)	(0.58)	(1.90)	0.21	0.76	0.68
Total from investment operations	$(0.27)	$(1.33)	$0.56	$0.84	$0.82
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.77)	$(0.31)	$(0.11)	$(0.19)
Net asset value, end of period (x)	$8.65	$9.33	$11.43	$11.18	$10.45
Total return (%) (r)(s)(t)(x)	(3.05)	(12.15)	5.07	8.08	8.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.06	1.12	1.18	1.20
Expenses after expense reductions	0.99	0.99	1.01	1.11	1.15
Net investment income (loss)	3.31	5.46	3.11	0.71	1.34
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$251	$589	$686	$586	$643

Class R3	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.35	$11.45	$11.20	$10.46	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.62	$0.37	$0.10	$0.16
Net realized and unrealized gain (loss)	(0.55)	(1.92)	0.22	0.76	0.69
Total from investment operations	$(0.25)	$(1.30)	$0.59	$0.86	$0.85
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.80)	$(0.34)	$(0.12)	$(0.22)
Net asset value, end of period (x)	$8.66	$9.35	$11.45	$11.20	$10.46
Total return (%) (r)(s)(t)(x)	(2.87)	(11.90)	5.30	8.35	8.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.81	0.87	0.93	0.95
Expenses after expense reductions	0.74	0.74	0.76	0.86	0.90
Net investment income (loss)	3.20	5.83	3.25	0.96	1.57
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$850	$1,516	$2,128	$1,609	$1,590
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.36	$11.46	$11.20	$10.45	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.63	$0.42	$0.13	$0.16
Net realized and unrealized gain (loss)	(0.58)	(1.91)	0.20	0.76	0.70
Total from investment operations	$(0.22)	$(1.28)	$0.62	$0.89	$0.86
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.82)	$(0.36)	$(0.14)	$(0.24)
Net asset value, end of period (x)	$8.67	$9.36	$11.46	$11.20	$10.45
Total return (%) (r)(s)(t)(x)	(2.59)	(11.66)	5.60	8.63	8.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.57	0.56	0.62	0.68	0.70
Expenses after expense reductions	0.49	0.48	0.51	0.62	0.65
Net investment income (loss)	3.94	6.00	3.68	1.22	1.58
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$83	$84	$91	$87	$90

Class R6	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$9.40	$11.51	$11.24	$10.49	$9.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.64	$0.42	$0.15	$0.20
Net realized and unrealized gain (loss)	(0.59)	(1.92)	0.22	0.75	0.68
Total from investment operations	$(0.22)	$(1.28)	$0.64	$0.90	$0.88
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.83)	$(0.37)	$(0.15)	$(0.25)
Net asset value, end of period (x)	$8.71	$9.40	$11.51	$11.24	$10.49
Total return (%) (r)(s)(t)(x)	(2.50)	(11.62)	5.74	8.66	9.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.49	0.48	0.55	0.60	0.62
Expenses after expense reductions	0.41	0.41	0.44	0.53	0.57
Net investment income (loss)	4.01	6.07	3.71	1.34	1.95
Portfolio turnover	43	86	57	36	38
Net assets at end of period (000 omitted)	$1,332,846	$1,355,560	$1,622,398	$1,281,030	$1,150,953

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net investment income and/or net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amounts of realized and unrealized gains and losses and/or inflation/deflation adjustments at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Inflation-Adjusted Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service.

Notes to Financial Statements  - continued
Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,334,873,337	$—	$1,334,873,337
Municipal Bonds	—	16,398,837	—	16,398,837
U.S. Corporate Bonds	—	8,826,199	—	8,826,199
Residential Mortgage-Backed Securities	—	9,068,799	—	9,068,799
Commercial Mortgage-Backed Securities	—	18,222,164	—	18,222,164
Asset-Backed Securities (including CDOs)	—	4,336,606	—	4,336,606
Mutual Funds	23,839,200	—	—	23,839,200
Total	$23,839,200	$1,391,725,942	$—	$1,415,565,142
Other Financial Instruments
Futures Contracts – Assets	$3,814,719	$—	$—	$3,814,719
Futures Contracts – Liabilities	(3,486,366)	—	—	(3,486,366)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$3,814,719	$(3,486,366)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(14,860,050)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$328,353
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements  - continued
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest

Notes to Financial Statements  - continued
payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$76,500,340	$130,432,770
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$1,623,540,364
Gross appreciation	1,187
Gross depreciation	(207,648,056)
Net unrealized appreciation (depreciation)	$(207,646,869)
Undistributed ordinary income	13,070,782
Capital loss carryforwards	(134,173,752)
Total distributable earnings (loss)	$(328,749,839)
As of October 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(57,530,635)
Long-Term	(76,643,117)
Total	$(134,173,752)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/23	Year ended 10/31/22
Class A	$4,871,060	$10,041,641
Class B	18,853	56,309
Class C	181,330	475,960
Class I	1,019,068	1,785,576
Class R1	35,495	60,150
Class R2	21,582	45,502
Class R3	56,978	142,441
Class R4	4,347	6,882
Class R6	70,291,627	117,818,309
Total	$76,500,340	$130,432,770
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually up to $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $1,000,001, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $194,951, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.37% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and

Notes to Financial Statements  - continued
closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.67%	1.42%	1.52%	0.52%	1.52%	1.02%	0.77%	0.52%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,868 for the year ended October 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$ 248,289
Class B	0.75%	0.25%	1.00%	0.90%	4,340
Class C	0.75%	0.25%	1.00%	1.00%	43,688
Class R1	0.75%	0.25%	1.00%	1.00%	8,520
Class R2	0.25%	0.25%	0.50%	0.50%	2,396
Class R3	—	0.25%	0.25%	0.25%	2,785
Total Distribution and Service Fees					$310,018
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2023 based on each class's average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended October 31, 2023, this waiver amounted to $99,316 and $434, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until February 28, 2025. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for

Notes to Financial Statements  - continued
which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2023, this rebate amounted to $42 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2023, were as follows:
Amount
Class A	$5,401
Class B	5
Class C	457
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2023, the fee was $27,128, which equated to 0.0018% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $120,155.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0152% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At October 31, 2023, MFS held approximately 66% of the outstanding shares of Class R4.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$638,922,563	$690,192,778
Non-U.S. Government securities	1,415,922	7,732,314
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	961,629	$8,984,272	6,487,495	$70,354,613
Class B	81	750	21,839	228,450
Class C	69,503	647,559	532,794	5,805,006
Class I	1,340,094	12,553,364	3,138,000	34,468,021
Class R1	3,717	34,126	15,922	167,580
Class R2	8,291	76,757	11,986	127,063
Class R3	13,355	124,765	107,774	1,170,110
Class R4	428	3,971	399	4,175
Class R6	14,991,789	139,034,717	13,079,003	139,082,928
	17,388,887	$161,460,281	23,395,212	$251,407,946
Shares issued to shareholders in reinvestment of distributions
Class A	517,433	$4,768,336	951,666	$9,811,916
Class B	2,008	18,420	5,183	53,914
Class C	19,811	181,330	46,019	475,562
Class I	109,543	1,015,245	173,182	1,780,036
Class R1	3,901	35,495	5,899	60,150
Class R2	2,272	20,962	4,288	44,265
Class R3	6,174	56,978	13,673	142,441
Class R4	473	4,347	665	6,882
Class R6	7,618,854	70,239,981	11,294,250	117,706,015
	8,280,469	$76,341,094	12,494,825	$130,081,181

Notes to Financial Statements  - continued
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,372,388)	$(49,776,843)	(4,823,031)	$(49,513,504)
Class B	(31,740)	(290,225)	(61,370)	(639,683)
Class C	(290,096)	(2,675,596)	(533,074)	(5,578,493)
Class I	(3,025,940)	(27,653,461)	(2,072,673)	(21,704,293)
Class R1	(29,210)	(259,627)	(1,116)	(11,862)
Class R2	(44,627)	(411,531)	(13,180)	(142,692)
Class R3	(83,449)	(779,542)	(145,147)	(1,555,410)
Class R4	(380)	(3,398)	(23)	(242)
Class R6	(13,772,903)	(125,592,627)	(21,110,485)	(220,750,273)
	(22,650,733)	$(207,442,850)	(28,760,099)	$(299,896,452)
Net change
Class A	(3,893,326)	$(36,024,235)	2,616,130	$30,653,025
Class B	(29,651)	(271,055)	(34,348)	(357,319)
Class C	(200,782)	(1,846,707)	45,739	702,075
Class I	(1,576,303)	(14,084,852)	1,238,509	14,543,764
Class R1	(21,592)	(190,006)	20,705	215,868
Class R2	(34,064)	(313,812)	3,094	28,636
Class R3	(63,920)	(597,799)	(23,700)	(242,859)
Class R4	521	4,920	1,041	10,815
Class R6	8,837,740	83,682,071	3,262,768	36,038,670
	3,018,623	$30,358,525	7,129,938	$81,592,675
The fund is one of several mutual funds in which certain MFS funds may invest.  The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 29%, 25%, 20%, 4%, 4%, 2%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks

Notes to Financial Statements  - continued
under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2023, the fund’s commitment fee and interest expense were $8,086 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,750,415	$334,302,202	$312,202,813	$(11,797)	$1,193	$23,839,200

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$589,442	$—

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Inflation-Adjusted Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schechter Erik Weisman

Board Review of Investment Advisory Agreement
MFS Inflation-Adjusted Bond Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance.  In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS has agreed in writing to

Board Review of Investment Advisory Agreement - continued
reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the

Board Review of Investment Advisory Agreement - continued
Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the series of the Registrant (the series referred to as the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non- audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2023 and 2022, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Inflation-Adjusted Bond Fund	42,406	39,253

For the fiscal years ended October 31, 2023 and 2022, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Inflation-Adjusted
Bond Fund	0	0	0	400	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Inflation-	0	0	0	0	0	3,790
Adjusted Bond Fund*

Fees Billed by Deloitte:			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Inflation-Adjusted Bond Fund,
MFS and MFS Related Entities #			0		4,190

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: December 14, 2023

* Print name and title of each signing officer under his or her signature.